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Exhibit 10.3  Stock option agreement date May 19, 1999 for Kirk Dowdell

                                                     DATE OF GRANT: MAY 19, 1999

                             WESTERN SIERRA BANCORP
                        INCENTIVE STOCK OPTION AGREEMENT

THIS OPTION AGREEMENT MAY BE EXERCISED ONLY IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE WESTERN SIERRA BANCORP 1997 STOCK OPTION PLAN (THE "PLAN"), INCORPORATED HEREIN. A COPY OF THE PLAN CAN BE OBTAINED FROM THE COMPANY UPON REQUEST OF THE HOLDER HEREUNDER. THE GRANT OF THIS OPTION SHALL NOT IMPOSE AN OBLIGATION UPON THE OPTIONEE TO EXERCISE THIS OPTION.

THIS AGREEMENT is made by and between Western Sierra Bancorp (the "Company") and Kirk Dowdell ("Optionee"), as of May 19, 1999.

In consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. GRANT OF OPTION. The Company hereby grants to Optionee, in the manner and subject to the conditions hereinafter provided, the right, privilege and option to purchase (the "Option") an aggregate of Fifteen Hundred ( 1,500 ) shares of the Company's Common Stock, (the "Shares"). This Option is specifically conditioned on compliance with the terms and conditions set forth herein and in the Plan.

2. TERM OF OPTION. Subject to the terms, conditions, and restrictions set forth herein, the term of this Option shall be ten ( 10 ) years from the date of grant (the "Expiration Date"). Any portion of this Option not exercised prior to the Expiration Date shall thereupon become null and void.

3. EXERCISE OF OPTION.

     3.1. VESTING OF OPTION. This Option shall become exercisable as follows:


              NUMBER OF SHARES                 VESTING DATE
                    300                         IMMEDIATELY
              -------------------           ------------------
                    300                         5-1-00
              -------------------           ------------------
                    300                         5-1-01
              -------------------           ------------------
                    300                         5-1-02
              -------------------           ------------------
                    300                         5-1-03
              -------------------           ------------------

Each of the foregoing dates shall be referred to as a "Vesting Date" for that portion of this Option vested on such date ("Vested Portion"). In the event of a "Change in Control" as defined in the Plan, all outstanding Options shall fully vest immediately upon the Company's public announcement of such change.

All or any portion of the shares underlying a Vested Portion of this Option may be purchased during the term of this Option, but not as to less than 100 shares (unless the remaining shares then constituting the Vested Portion of this Option is less than 100 shares) at any time.

     3.2. MANNER OF EXERCISE. The Vested Portion of this Option may be exercised from time to time, in whole or in part, by presentation of a Request to Exercise Form, substantially in the form attached hereto, to the



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Company at its principal office, which Form must be duly executed by Optionee and accompanied by payment, in cash, to the Company, in the aggregate amount of the Exercise Price (as defined below), multiplied by the number of Shares the Optionee is purchasing at such time, subject to reduction for withholding for tax obligations as provided in Section 13.

Upon receipt and acceptance by the Company of such Form accompanied by the payment specified, the Optionee shall be deemed to be the record owner of the Shares purchased, notwithstanding that the stock transfer books of the Company may then be closed or that certificates representing the Shares purchased under this Option may not then be actually delivered to the Optionee.

     3.3. EXERCISE PRICE. The exercise price (the "Exercise Price") payable upon exercise of this Option shall be $ 12.75 per Share.

4. EXERCISE AFTER CERTAIN EVENTS.

     4.1. TERMINATION OF EMPLOYMENT OR DIRECTORSHIP. If for any reason other than permanent and total disability (as defined below) or death an Optionee ceases to be employed by or to be a director of the Company Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three (3) months after the date of such termination or such lesser period specified in the Option Agreement (but in no event after the expiration date of the Option).

     4.2. PERMANENT DISABILITY AND DEATH. If an Optionee becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), or dies while employed by the Company, or while acting as an officer or director of the Company (or, if the Optionee dies within the period that the Option remains exercisable after termination of employment or affiliation), Options then held (to the extent then exercisable) may be exercised by the Optionee, the Optionee's personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the disability or death (but in no event after the expiration date of the Option).

5. RESTRICTIONS ON TRANSFER OF OPTION. This Option is not transferable by Optionee other than by will or the laws of descent and distribution and is exercisable only by the Optionee during his lifetime except as provided in
Section 4.2. above. In accordance with the Plan, the Option and the Shares underlying the Option shall not be available for the debts or obligations of the Optionee, nor shall it be subject to disposition by transfer, alienation, pledge, or other means of disposition, whether voluntary or involuntary or by operation of law through judgment, levy, attachment, garnishment, or other legal proceeding (including bankruptcy).

6. ADJUSTMENT FOR CHANGES IN CAPITALIZATION. The existence of this Option shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations, or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise. If the outstanding shares of the Company's Common Stock are increased or decreased in number or changed into or exchanged for a different number or kind of securities of the Company or any other corporation by reason of a recapitalization, reclassification, stock split, reverse stock split, combination of shares, stock dividend, or other similar event, an appropriate adjustment of the number and kind of securities with respect to which this Option may be exercised and the exercise price at which this Option may be exercised will be made.

7. DISSOLUTION, LIQUIDATION, MERGER.


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     7.1. COMPANY NOT THE SURVIVOR. In the event of a dissolution or liquidation of the Company, a merger, consolidation, combination, or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company (as determined in the sole discretion of the Administrator), and if the Optionee does not exercise the entire Option within 90 days of such event, the Administrator and Optionee may agree to (i) cancel each outstanding Option upon payment in cash to the Optionee of the amount by which any cash and the fair market value of any other property which the Optionee would have received as consideration for the shares of Stock covered by the Option if the Option had been exercised before such liquidation, dissolution, merger, consolidation, or sale exceeds the exercise price of the Option, or (ii) assign the Option and all rights and Obligations under it to the successor entity, with all such rights and obligations being assumed by the successor entity.

     7.2. COMPANY IS THE SURVIVOR. In the event of a merger, consolidation, combination, or reorganization in which the Company is the surviving corporation, the Administrator shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Options may be exercised, and the exercise price at which outstanding Options may be exercised. The Administrator shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan.

8. RESERVATION OF SHARES. The Company agrees that prior to the earlier of the expiration of this Option or the exercise and purchase of the total number of Shares represented by this Option, there shall be reserved for issuance and delivery upon exercise of this Option such number of the Company's authorized and unissued Shares as shall be necessary to satisfy the terms and conditions of this Agreement.

9. NO RIGHTS AS SHAREHOLDER. The Optionee shall have no rights as a shareholder with respect to any Shares covered by this Option unless the Optionee shall have exercised this Option, and then only with respect to the Shares underlying the portion of the Option exercised. The Optionee shall have no right to vote any Shares, or to receive distributions of dividends or any assets or proceeds from the sale of Company assets upon liquidation until Optionee has effectively exercised this Option and fully paid for such Shares. Subject to Section 6, no adjustment shall be made for dividends or other rights for which the record date is prior to the date title to the Shares has been acquired by the Optionee.

10. NO RIGHTS TO EMPLOYMENT OR CONTINUED EMPLOYMENT. The grant of this Option shall in no way be construed so as to confer on Optionee the rights to employment or continued employment by the Company. Nothing in the Plan or hereunder shall confer upon any Optionee any right to employment or to continue in the employ of the Company, or to interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to terminate or discharge any Optionee at any time for any reason whatsoever, with or without cause.

11. SUSPENSION AND TERMINATION. In the event the Board or the Administrator reasonably believes that the Optionee has committed an act of misconduct specified below, the Administrator may suspend the Optionee's right to exercise any Option pending final determination by the Board or the Administrator, which final determination shall be made within five (5) business days of such suspension. If the Administrator determines that an Optionee has committed an act of embezzlement, fraud, breach of fiduciary duty, or deliberate disregard of the Company rules resulting in loss, damage, or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company, or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his estate shall be entitled to exercise any Option hereunder. In making such determination, the Board or the Administrator shall act fairly and in good faith and shall give the Optionee an opportunity to appear and present evidence on the Optionee's behalf.


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12. PARTICIPATION IN OTHER OPTION PLANS. The grant of this Option shall not prevent Optionee from participating or being granted other options in the same or other plans provided that the Optionee meets the eligibility requirements, and such participation or grant does not prevent the other plan from meeting the requirements of the Internal Revenue Code of 1986, as amended.

13. PAYMENT OF TAXES. Unless the Administrator of the Plan permits otherwise, the Optionee shall pay the Company in cash all local, state, and federal withholding taxes applicable, in the Administrator's absolute discretion, to the grant or exercise of this Option, or the transfer or other disposition of Shares acquired upon exercise of this Option. Any such payment must be made promptly when the amount of such obligation becomes determinable. The Administrator may, in lieu of such cash payment, withhold that number of Shares sufficient to satisfy such withholding.

14. ISSUE AND TRANSFER TAX. The Company will pay all issuance taxes, if any, attributable to the initial issuance of Shares upon the exercise of the Option; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any certificates for Shares in a name other than that of the Optionee.

15. ARBITRATION. Any controversy, dispute, or claim arising out of or relating to this Option which cannot be amicably settled including, but not limited to, the suspension or termination of Optionee's right in accordance with Section 11 above, shall be settled by arbitration. Said arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association at a time and place within the above-referenced location as selected by the arbitrator(s).

     15.1. INITIATION OF ARBITRATION. After seven (7) days prior written notice to the other, either party hereto may formally initiate arbitration under this Agreement by filing a written request therefor, and paying the appropriate filing fees, if any.

     15.2. HEARING AND DETERMINATION DATES. The hearing before the arbitrator shall occur within thirty (30) days from the date the matter is submitted to arbitration. Further, a determination by the arbitrator shall be made within forty-five (45) days from the date the matter is submitted to arbitration. Thereafter, the arbitrator shall have fifteen (15) days to provide the parties with his or her decision in writing. However, any failure to meet the deadlines in this section will not affect the validity of any decision or award.

     15.3. BINDING NATURE OF DECISION. The decision of the arbitrator shall be binding on the parties. Judgment thereon shall be entered in a court of competent jurisdiction.

     15.4. INJUNCTIVE ACTIONS. Nothing herein contained shall bar the right of either party to seek to obtain injunctive relief or other provisional remedies against threatened or actual conduct that will cause loss or damages under the usual equity rules including the applicable rules for obtaining preliminary injunctions and other provisional remedies.

     15.5. COSTS. The cost of arbitration, including the fees of the arbitrator, shall initially be borne equally by the parties; provided, the prevailing party shall be entitled to recover such costs, in addition to attorneys' fees and other costs, in accordance with Section 18 of this Agreement.

16. NOTICES. All notices to be given by either party to the other shall be in writing and may be transmitted by personal delivery, facsimile transmission, overnight courier or mail, registered or certified, postage prepaid with return receipt requested; PROVIDED, HOWEVER, that notices of change of address or telex or facsimile number shall be


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effective only upon actual receipt by the other party. Notices shall be delivered at the following addresses, unless changed as provided for herein.


     To the Optionee:    Kirk Dowdell
                         1919 8th Avenue
                         Sacramento, CA 95818

     To the Company:     Western Sierra Bancorp
                         3350 Country Club Drive, Ste. 202
                         P.O. Box 1460
                         Cameron Park, CA  95682
                         Facsimile: (916) 676-2817

17. APPLICABLE LAW. This Option and the relationship of the parties in connection with its subject matter shall be governed by, and construed under, the laws of the state of California.

18. ATTORNEYS FEES. In the event of any litigation, arbitration, or other proceeding arising out of this Option, the prevailing party shall be entitled to an award of costs, including an award of reasonable attorneys' fees. Any judgment, order, or award entered in any such proceeding shall designate a specific sum as such an award of attorney's fees and costs incurred. This attorneys' fee provision is intended to be severable from the other provisions of this Agreement, shall survive any judgment or order entered in any proceeding, and shall not be deemed merged into any such judgment or order, so that such further fees and costs as may be incurred in the enforcement of an award or judgment or in defending it on appeal shall likewise be recoverable by further order of a court or panel or in a separate action as may be appropriate.

19. BINDING EFFECT. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, executors, and successors.

20. TAX EFFECT. For the Options to receive possible treatment as incentive stock options under the Internal Revenue Code, Internal Revenue Service Rules, and Treasury Regulations governing incentive stock options, the Optionee must meet certain holding period requirements as follows: the Optionee must (a) not dispose of any Common Stock acquired upon exercise of this Option within two years from the date of the grant hereby, and (b) not dispose of any Common Stock acquired upon exercise of the Option within one year from the date of exercise. The tax consequences to Optionee from the exercise of this Option and/or sale of the underlying Common Stock is dependent on Optionee's circumstances, and the applicable Internal Revenue Service Rules and Treasury Regulations then in effect. The Company makes no representation with respect to tax consequences. Each person should consult with his or her tax advisor before exercising any Option or disposing of any Common Stock acquired upon the exercise of an Option.

21. COUNTERPARTS. This Option may be executed in one or more counterparts, each of which when taken together shall constitute one and the same instrument.


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IN WITNESS WHEREOF, this Option Agreement has been executed as of the 19th day
May 1, 1999, at Cameron Park, California.

THE COMPANY:                           WESTERN SIERRA BANCORP




                                       By:      /s/  GARY D. GALL
                                          ----------------------------------
                                                   President/CEO


OPTIONEE:                                       /s/ KIRK DOWDELL
                                       -------------------------------------

                                       -------------------------------------


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                            REQUEST TO EXERCISE FORM


                                                         Dated:_________________

The undersigned hereby irrevocably elects to exercise all or part, as specified below, of the Vested Portion of the option ("Option") granted to him pursuant to a certain stock option agreement ("Agreement") effective _____________________, between the undersigned and Western Sierra Bancorp (the "Company") to purchase an aggregate of __________________ (________) shares of the Company's Common Stock, par value $_____ (the "Shares").

The undersigned hereby tenders cash in the amount of $_______ per Share multiplied by ___________________ (__________), the number of Shares he is purchasing at this time, for a total of $________, which constitutes full payment of the total Exercise Price thereof.


                                        INSTRUCTIONS FOR REGISTRATION OF SHARES
                                        IN THE COMPANY'S TRANSFER BOOKS


                                        Name:
                                             -----------------------------------
                                             (Please typewrite or print in
                                             block letters)

                                        Address:
                                                    ----------------------------

                                                    ----------------------------

                                        Signature:
                                                    ----------------------------


Accepted by Western Sierra Bancorp:


By:
      ------------------------------

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Name


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Title


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